UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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ARLO TECHNOLOGIES, INC.
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)

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 Your Vote Counts!  ARLO TECHNOLOGIES, INC. 3030 ORCHARD PARKWAY SAN JOSE, CA 95134  ARLO TECHNOLOGIES, INC.2021 Annual MeetingVote by June 24, 202111:59 PM ET  You invested in ARLO TECHNOLOGIES, INC. and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding theavailability of proxy material for the stockholder meeting to be held on June 25, 2021.Get informed before you voteView the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s)by requesting prior to June 11, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*June 25, 20219:30 AM PDT  Virtually at: www.virtualshareholdermeeting.com/ARLO2021        *Please check the meeting materials for any special requirements for meeting attendance.          Smartphone usersPoint your camera here and vote without entering a control number    V1    For complete information and to vote, visit www.ProxyVote.comControl #        D52684-P53678

 Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.    Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  Voting Items  Board Recommends  D52685-P53678  Election of DirectorNominee:Matthew McRae  For  2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.